UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

Clearway Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2020, subsidiaries of Clearway Energy, Inc. (the “Company”) entered into agreements providing for the Company’s co-investment in a 1,204 megawatt (“MW”) portfolio of renewable energy projects developed by Clearway Energy Group LLC (“CEG”) consisting of (i) 1,012 MW from five geographically diversified wind, solar and solar plus storage assets under development and (ii) the 192 MW Rosamond Central solar project, which is expected to commence operations by the end of the year. A subsidiary of the Company also agreed to an amendment of the partnership that owns the 419 MW Mesquite Star wind project, providing the Company with additional project cash flows after the first half of 2031. For the above-mentioned transactions, the Company expects to invest an estimated $214 million in corporate capital by the end of 2022, subject to closing adjustments and the projects achieving certain milestones.

Rosamond Membership Interest Purchase Agreement

On December 21, 2020, Rosamond Solar Investment LLC (the “Rosie Purchaser”), a subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Rosie MIPA”) with Renew Development HoldCo LLC (the “Rosie Seller”), a subsidiary of CEG.  Pursuant to the terms of the Rosie MIPA, the Rosie Purchaser acquired 100% of the Class A Membership Interests of Rosie TargetCo LLC, which owns the 192 MW Rosamond Central solar project, located in Kern County, California (the “Rosie Transaction”).  The Rosie Purchaser paid $23 million, subject to true-up concurrent with the tax equity investor’s final funding, in consideration for the Rosie Transaction.

The Rosie MIPA contains customary representations and warranties and covenants made by the parties. Each of the Rosie Purchaser and the Rosie Seller is obligated, subject to certain limitations, to indemnify the other for certain customary matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain liabilities and third-party claims.

The foregoing description of the Rosie MIPA is not complete and is qualified in its entirety by reference to the full text of the Rosie MIPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Black Rock Membership Interest Purchase Agreement

On December 21, 2020, Lighthouse Renewable Class A LLC (the “Black Rock Purchaser”), a subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Black Rock MIPA”) with Clearway Renew LLC (the “Black Rock Seller”), a subsidiary of CEG.  Pursuant to the terms of the Black Rock MIPA, the Black Rock Purchaser agreed to acquire 50.01% of the Class B Membership Interests of Black Rock Wind Holding LLC, which owns and is developing the 110 MW Black Rock wind project, located in Grant and Mineral Counties, West Virginia, and is expected to reach commercial operations in the second half of 2021 (the “Black Rock Transaction”).  The purchase price for the Black Rock Transaction is expected to be $65 million, subject to certain closing adjustments.

The Black Rock MIPA contains customary representations and warranties and covenants made by the parties. Each of the Black Rock Purchaser and the Black Rock Seller is obligated, subject to certain limitations, to indemnify the other for certain customary matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain liabilities and third-party claims.

The closing of the Black Rock Transaction is subject to customary closing conditions, including the occurrence of the commercial operations date. The Company expects the Black Rock Transaction to close in the second half of 2021.

The foregoing description of the Black Rock MIPA is not complete and is qualified in its entirety by reference to the full text of the Black Rock MIPA, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Mesquite Sky Membership Interest Purchase Agreement

On December 21, 2020, Lighthouse Renewable Class A LLC (the “Mesquite Sky Purchaser”), a subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Mesquite Sky MIPA”) with Clearway Renew LLC (the “Mesquite Sky Seller”), a subsidiary of CEG.  Pursuant to the terms of the Mesquite Sky MIPA, the Mesquite Sky Purchaser agreed to acquire 50.01% of the Class B Membership Interests of Mesquite Sky Holding LLC, which owns and is developing the 345 MW Mesquite Sky wind project, located in Callahan County, Texas, and is expected to reach commercial operations in the second half of 2021 (the “Mesquite Sky Transaction”).  The purchase price for the Mesquite Sky Transaction is expected to be $77 million, subject to certain closing adjustments.

The Mesquite Sky MIPA contains customary representations and warranties and covenants made by the parties. Each of the Mesquite Sky Purchaser and the Mesquite Sky Seller is obligated, subject to certain limitations, to indemnify the other for certain customary matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain liabilities and third-party claims.

The closing of the Mesquite Sky Transaction is subject to customary closing conditions, including the occurrence of the commercial operations date. The Company expects the Mesquite Sky Transaction to close by the second half of 2021.

The foregoing description of the Mesquite Sky MIPA is not complete and is qualified in its entirety by reference to the full text of the Mesquite Sky MIPA, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events.

On December 22, 2020, the Company issued a press release announcing the transactions described herein.  A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†*	Membership Interest Purchase Agreement, dated as of December 21, 2020, by and between Renew Development HoldCo LLC and Rosamond Solar Investment LLC.
10.2†*	Membership Interest Purchase Agreement, dated as of December 21, 2020, by and between Clearway Renew LLC and Lighthouse Renewable Class A LLC.
10.3†*	Membership Interest Purchase Agreement, dated as of December 21, 2020, by and between Clearway Renew LLC and Lighthouse Renewable Class A LLC.
99.1	Press Release, dated as of December 22, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission (the “SEC”) upon request.
*	Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. The Company agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.

By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Date:  December 22, 2020